Exhibit 99.1
Enrollment Form for MFA Mortgage Investments, Inc.
Discount Waiver, Direct Stock Purchase and Dividend Reinvestment Plan.
MFA MORTGAGE INVESTMENTS, INC. Login to Investor Service Direct(R) at www.bnymellon.com/shareowner/isd to enroll online OR complete and sign this paper form and mail in the courtesy envelope provided to: BNY Mellon Shareowner Services P.O. Box 358035, Pittsburgh, PA 15252-8035 ENROLLMENT FORM FOR MFA MORTGAGE INVESTMENTS, INC. DISCOUNT WAIVER, DIRECT STOCK PURCHASE & DIVIDEND REINVESTMENT PLAN IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you complete an enrollment application, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Please be aware that we will verify the information you provide and may also ask for copies of your driver's license or other identifying documents. 1. ACCOUNT REGISTRATION (Select ONE of the following account types, printing clearly in CAPITAL LETTERS) [ ] INDIVIDUAL OR JOINT ACCOUNT Owner's name Owner's Social Security Number (used for tax reporting) Owner's date of birth (month / day / year) [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ]/[ ] [ ]/[ ] [ ] Joint Owner's name Joint Owner's Social Security Number (used for tax The account will be registered "Joint Tenants with Rights of reporting) Survivorship" unless you check a box below: [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ] [ ] Tenants in common [ ] Tenants by entirety [ ] Community property [ ] GIFT TRANSFER TO A MINOR (UGMA/UTMA) Custodian's name Minor's name Minor's Social Security Number (required) Minor's date of birth (month / day / year) Custodian's state [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ]/[ ] [ ]/[ ] [ ] [ ] [ ] [ ] TRUST (Check one trustee type) [ ] Person as trustee [ ] Organization as trustee Trustee: Individual or organization name and Co-trustee's name, if applicable Name of trust For the benefit of Trust Taxpayer Identification Number (required) Date of trust (month / day / year) Donor's state [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]/[ ] [ ]/[ ] [ ] [ ] [ ] [ ] ORGANIZATION OR BUSINESS ENTITY (Check one) [ ] Corporation [ ] Partnership [ ] Other Name of entity Taxpayer Identification Number (required) [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ] [ ] 1 OF 3

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2. ADDRESS Mailing address (including apartment or box number) City State Zip [ ] [ ] [ ][ ] [ ][ ] [ ] - [ ][ ] [ ][ ] Daytime phone ([ ] [ ] [ ]) [ ] [ ] [ ] - [ ] [ ] [ ] [ ] PROVIDE ADDITIONAL INFORMATION FOR MAILING ADDRESS OUTSIDE THE U.S.: Country of residence Province Routing or postal code 3. INITIAL INVESTMENT As a new investor I wish to enroll in the Program by making an initial investment. (Check one.) [ ] ENCLOSED IS MY CHECK FOR $__________________________ Make checks payable to BNY MELLON/MFA. (Initial investment must be at least $1,000, but cannot exceed $10,000.) [ ] AUTOMATIC INITIAL INVESTMENT I hereby choose to initiate my investment in MFA MORTGAGE INVESTMENTS, INC. COMMON STOCK by authorizing an individual automatic debit for at least $1,000 from my bank account. (Complete section 5, Bank Account Information.) I hereby authorize the Administrator and the Financial Institution indicated in section 5 to deduct from my account $_____________ per month ($50 minimum) and apply amounts so deducted toward the purchase of MFA MORTGAGE INVESTMENTS, INC. COMMON STOCK under the account designated. (Upon receipt of this form, properly completed, the Program Administrator will contact your bank to deduct the amount(s) indicated from your bank account on or about the 25TH of each month. The Administrator will invest your funds beginning on the next Investment Date. Such deductions and investments will continue monthly until you notify the Program Administrator to change or discontinue them. Should your account have insufficient funds to cover the authorized deduction, no deduction or investment will occur. In such an event, you may be charged a fee by your financial institution for insufficient funds.) 4. DIVIDEND OPTIONS You may choose to reinvest all or part of the dividends paid on MFA MORTGAGE INVESTMENTS, INC. COMMON STOCK. If no option is selected the Administrator will automatically reinvest your dividends. (Check one.) [ ] REINVEST THE DIVIDENDS ON ALL SHARES. [ ] I WOULD LIKE A PORTION OF MY DIVIDENDS REINVESTED. Please remit to me the dividends on ___________ shares. I understand that the dividends on my remaining shares, as well as all future shares that I acquire, will be reinvested. [ ] ALL CASH--DO NOT REINVEST MY DIVIDENDS. You may receive your cash dividends by electronic transfer into your bank account. [ ] (YOUR DIVIDEND CHECK WILL BE AUTOMATICALLY MAILED TO YOUR ADDRESS OF RECORD UNLESS YOU CHECK HERE): Deposit Cash Dividends Electronically I hereby authorize the Administrator to have my dividends deposited automatically in my bank account. (Complete section 5, Bank Account Information.) 2 OF 3

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5. BANK ACCOUNT INFORMATION (Complete if Automatic Investments or Electronic Dividend Deposits are selected.) The following bank information will be used for your authorized Automatic Investments and Direct Deposits of Dividends. You may edit bank information online at WWW.BNYMELLON.COM/SHAREOWNER/ISD. Check type of account: [ ] Checking [ ] Savings Please provide your bank or credit union account information Your Financial Institution in the boxes below: Bank or Credit Union's routing number (ABA) (available from the bank or credit union) |:000000000|: 123-4567- [ ] 1 [ ] 1 Bank or Credit Union account number Routing number Account number 6. ACCOUNT AUTHORIZATION SIGNATURE (Check one - U.S. or Non-U.S.) [ ] U.S. CITIZENS AND RESIDENT ALIENS REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (Substitute Form W-9) Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number, AND (2) I am not subject to backup withholding because (A) I am exempt from backup withholding, or (B) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND (3) I am a U.S. person (including a U.S. Resident Alien). [ ] ORGANIZATION OR BUSINESS ENTITY EXEMPT FROM BACKUP WITHHOLDING I qualify for exemption and my account will not be subject to tax reporting and backup withholding [ ] NON-U.S. CITIZENS AND NON-RESIDENT ALIENS CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER (SUBSTITUTE FORM W-8BEN) Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that: - I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates, - The beneficial owner is not a U.S. person, - The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and - For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. [ ] CLAIM OF TAX TREATY BENEFITS I certify that: The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country. MY/OUR SIGNATURE(S) BELOW INDICATES I/WE HAVE READ THE PROGRAM BROCHURE AND AGREE TO THE TERMS THEREIN AND HEREIN. Signature of Owner Date (month / day / year) Signature of Joint Owner Date (month / day / year)

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